UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2002

                         Commission File Number 0-30745

                               INTERCALLNET, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                                                 88-0426807
 ---------------------------                                 -----------------
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization                             Identification No.)

    6340 NW 5th Way
    Fort Lauderdale, FL                                           33309
(Address of principal executive offices)                        (Zip Code)
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        Registrant's telephone number, including area code (954) 315-3100


           ----------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 5, 2002, Intercallnet, Inc. (the "Registrant") received correspondence from its certifying accountant for the fiscal years ended June 30, 2002 and June 30, 2001, Ahearn Jasco + Company, P.A. ("Ahearn") stating that such firm is resigning as the auditors and accountants for the Registrant, effective immediately, and that such firm is taking this action as it cannot rely on the representations of the Board of Directors and management.

         In its correspondence to the Registrant, Ahearn advised that based on the lack of progress by the Registrant to investigate and correct the material accounting errors described in the Registrant's Form 8-K dated September 3, 2002 (see below), it is withdrawing its audit opinions and interim review reports for all prior periods, and that the Registrant should notify all users of the Registrant's financial statements of this action.

         The Registrant had previously received correspondence on October 11, 2002 dated October 10, 2002 from Ahearn stating that based on documentation received by Ahearn from the Registrant's then Chief Financial Officer, Ahearn had preliminarily concluded that two of the present directors of the Registrant (one of which is the Chief Executive Officer) were involved in a series of transactions during calendar year 2000 that resulted in materially incorrect financial statements being filed with the SEC, and that such documentation indicates that it is reasonably possible that these transactions are illegal acts, or are covering up illegal acts. Such correspondence further states that the Registrant's management acted and filed a Form 8-K with the SEC to recall the affected documents, began efforts to investigate the transactions and to take appropriate remedial actions, and that the implicated directors have not provided any meaningful assistance which was promised. Such correspondence concludes that it is intended to be a notice pursuant to Section 10A of the Securities Exchange Act of 1934 ("Exchange Act").

         Upon receipt of Ahearn's October 10, 2002 correspondence, Paul Cifaldi, a director of the Registrant, directed correspondence for and on behalf of the Registrant's Board of Directors dated October 10, 2002 to Ahearn reconfirming Ahearn's prior agreement that it was not necessary for assistance to be provided to Ahearn in the investigation of the transactions in question until possibly after the Registrant's completion of its ongoing negotiations with Stanford Venture Capital Holdings, Inc.("Stanford")concerning a possible corporate restructuring. Such negotiations, which include a possible assignment for the benefit of creditors, are continuing. Such correspondence from Mr. Cifaldi

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further stated that pending the conclusion of such Stanford negotiations, the
Board of Directors strongly urged Ahearn not to draw any conclusions or characterizations based on the documentation alone, and that when the negotiations with Stanford were completed, the Board of Directors would assist Ahearn in an investigation and facilitate discussions with certain other third parties. Ahearn did not respond to such correspondence until the Registrant's receipt of Ahearn's resignation letter.

         The Registrant does not believe that Ahearn's October 10, 2002 correspondence constituted a Section 10A notice under the Exchange Act as it did not involve any discovery in the course of an audit, as is expressly required by
Section 10A and the provisions thereunder. Accordingly, the Registrant does not believe that it had any obligation to provide any notice to the SEC under such statutory provisions.

         The Registrant disagrees with Ahearn concerning its statements in its November 5, 2002 correspondence concerning the lack of progress to investigate and correct the matters described above, in view of the prior October 10, 2002 correspondence sent to Ahearn discussed above.

         Except as described above, during the period of Ahearn's engagement, there were no disagreements between the Registrant and Ahearn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ahearn, would have caused Ahearn to make reference thereto in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Registrant for the fiscal year ended June 30, 2001 contained within the Registrant's Form 10-KSB for the fiscal year ended June 30, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles (a going concern qualification was discussed in Note 1 to the Registrant's Consolidated Financial Statements for the year ended June 30, 2001 and for the period July 30, 1999 (date of incorporation) through June 30, 2001 included as part of the Registrant's Form 10-KSB for the fiscal year ended June 30, 2001). A Form 10-KSB for the fiscal year ended June 30, 2002 has not yet been filed by the Registrant.

         As previously stated in a Form 8-K filed on September 9, 2002, the Registrant had determined at that time that it would restate its financial results to correct certain material accounting errors. The errors involved the overstatement of property and equipment and intangible assets. After the Registrant's Chief Financial Officer initially discovered certain errors, the Registrant began an internal review of all of its accounting for property and equipment and intangible assets. Based on the internal review, the Registrant's Chief Financial Officer uncovered certain payments and disbursements during the time period of May 2000 through October 2000, which were improperly recorded as property and equipment and intangible assets. This time period during the calendar year 2000 was prior to the Registrant becoming an SEC registrant. As a result of these findings, the Registrant notified its auditing firm, its majority shareholder, and sought legal counsel. On September 3, 2002, the Registrant's Chief Financial Officer met with the Registrant's auditing firm to review the documentation resulting from the internal review, and the auditors concurred with the Registrant's decision to restate all affected financial statements. Due to severe liquidity restraints, the Registrant currently believes it will not be able to undertake a restatement of all

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affected financial statements or the preparation and filing of a Form 10-KSB for the fiscal year ended June 30, 2002 or any additional Forms 10-QSB.

         A copy of this Form 8-K has been provided to Ahearn prior to the filing thereof requesting Ahearn to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements made by the Registrant in this Form 8-K, and to provide such letter as promptly as possible in order that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this Form 8-K.

         This Form 8-K contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements in this Form 8-K include, without limitation, statements addressing projected changes in financial results.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 9, 2002, George Pacinelli, the Registrant's President and a Director resigned from all officer and director positions. On October 9, 2002, Stephanie Brady, the Registrant's Chief Financial Officer, resigned from such position.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits

         Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable

ITEM 9.  REGULATION FD DISCLOSURE

Not Applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERCALLNET, INC.




November 12, 2002                By: /s/ Scott Gershon
                                     --------------------------------------
                                     Scott Gershon, Chief Executive Officer